Virtus Emerging Markets Debt Fund,

a series of Virtus Opportunities Trust

Supplement dated March 28, 2017, to the Summary Prospectus, and the Virtus Opportunities Trust Statutory Prospectus and Statement of Additional Information (“SAI”), each dated January 30, 2017, as supplemented

Important Notice to Investors

On March 27, 2017, the Board of Trustees of Virtus Opportunities Trust voted to liquidate Virtus Emerging Markets Debt Fund (the “Fund”). Based on the recommendation of management, the Trustees determined that liquidation is in the best interest of the shareholders and voted to direct the mandatory redemption of all shares of the Fund. Effective April 28, 2017, the Fund will be closed to new investors and additional investor deposits.

On or about May 10, 2017 (the “Liquidation Date”), the Fund will be liquidated at its net asset value. Prior to such time, shareholders may exchange their shares of the Fund for shares of the same class of any other Virtus Mutual Fund. Shareholders may also redeem their shares at any time prior to the Fund’s liquidation on the Liquidation Date. There will be no fee or sales charges associated with exchange or redemption requests.

Any shares not exchanged or redeemed by the close of business on the Liquidation Date will be redeemed and the account value distributed to shareholders, except shares held in BNY Mellon IS Trust Company custodial accounts, which will be exchanged for shares of Virtus Low Duration Income Fund. Shareholders with BNY Mellon IS Trust Company custodial accounts should consult the prospectus for Virtus Low Duration Income Fund for information about that fund.

Because the exchange or redemption of your shares could be a taxable event, we suggest you consult with your tax advisor prior to the Fund’s liquidation.

Additionally, the Fund’s name will not be changing on May 8, 2017, as previously disclosed in a filing on March 23, 2017. As a result, solely with respect to the Fund, this supplement supersedes and replaces the supplement that was filed on March 23, 2017.

Investors should retain this supplement with the Prospectuses and

SAI for future reference.

VOT 8020/EMDebtClosing (3/2017)